Investor Presentation Third Quarter 2022 October 20, 2022 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000 Steve Gardner Chairman, Chief Executive Officer, & President sgardner@ppbi.com 949-864-8000

2© 2022 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, sources and liquidity, loan diversification and credit management, stockholder value creation, capital management, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, our ability to attract and retain deposits and access to other sources of liquidity, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; risks and uncertainties related to our adoption of the SOFR family of interest rates to replace LIBOR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; possible credit related impairments of securities held by us; possible impairment charges to goodwill, including any impairment that may result from increasing volatility in our stock price; the impact of governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the possibility that we may reduce or discontinue the payments of dividends on our common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; climate change, including regulatory, compliance and credit risks; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2021 Annual Report on Form 10-K and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2022 Pacific Premier Bancorp, Inc. | All rights reserved PRESENTATION CONTENTS Corporate Overview 4 Third Quarter Performance Highlights 6 PPBI Strategy & Technology Overview 11 Balance Sheet Highlights 14 Asset Quality & Credit Risk Management 21 Culture and Governance 34 Appendix: Non-GAAP Reconciliation 39

PPBI Corporate Overview

5© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(3) Profitability and Credit Quality(3) Assets $21.6 billion ROAA 1.35% Loans HFI $15.0 billion PPNR ROAA(4)(5) 1.85% TCE / TA(5) 8.59% Efficiency Ratio(5) 48.3% Tier 1 Capital Ratio 12.36% NPA / Assets 0.28% Total Capital Ratio 14.83% ACL / Loans 1.31% Premier commercial bank in key metropolitan areas throughout the Western U.S. Headquarters Irvine, CA Exchange/Listing Nasdaq: PPBI Market Capitalization(1) $3.3 Billion Average Daily Volume(2) 363,527 Shares Common Shares Outstanding(3) 95,016,767 Dividend Yield(1) 3.81% # of Research Analysts 7 Analysts Branch Network 59 Full Service Branch Locations Corporate Overview 1. Market data as of October 19, 2022 2. 3-month average as of October 19, 2022 3. As of September 30, 2022 or for the three months ended September 30, 2022, excludes the basis adjustment associated with the application of hedge accounting on certain loans 4. Pre-provision net revenue excludes merger-related expense 5. Please refer to non-U.S. GAAP reconciliation in the appendix 3Q22 Financial Highlights BRANCH FOOTPRINT 10 1 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (21) San Diego (5) Riverside-San Bernardino (9) 35 Central Coast California San Luis Obispo (7) Santa Barbara (2) 9 Pacific Northwest Seattle MSA (9) Other Washington (1) Portland MSA (1) PACIFIC PREMIER BANCORP, INC.

Third Quarter Performance Highlights

7© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Q3 2022 RESULTS 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Including fair value net discount on acquired loans 3. Excludes the basis adjustment associated with the application of hedge accounting on certain loans Operating Results • Net income of $73.4 million, or $0.77 per diluted share • ROAA of 1.35% and ROATCE of 16.74%(1) • Pre-provision net revenue (“PPNR”) of $100.4 million and PPNR ROAA of 1.85%(1) • Net interest margin of 3.61%; core net interest margin of 3.44%(1) • Efficiency ratio of 48.3%(1) and noninterest expense of $100.9 million Loans • Loan portfolio of $15.0 billion(3), slight decrease reflects strategic pricing and credit actions • Quarterly loan production of $789.2 million • 3Q 2022 weighted average interest rate on new loan commitments increased to 5.55% from 4.11% in 2Q 2022 • Loan / deposit ratio of 84.0%, compared to 83.2% in Q2 2022 Deposits • Core deposits of $15.9 billion, core deposits equaled 89.5% of total deposits • Non-interest bearing deposits represent 38.2% of total deposits • Average cost of core deposits increased 7 basis points to 0.11%(1) Capital • Declared quarterly dividend of $0.33 per share • Tangible common equity to tangible assets increased to 8.59%(1) and total capital ratio increased to 14.83% • Tangible book value per share of $18.68(1), slight decrease driven by AOCI Asset Quality • Delinquent loans were 0.28% of total loans held for investment • Nonperforming assets were 0.28% of total assets • Net charge-offs of $1.1 million compared to $5.2 million in 2Q 2022 • ACL for LHFI of $195.5 million, or 1.31% of loans; total loss absorption capacity equals 1.70% of loans(2)

8© 2022 Pacific Premier Bancorp, Inc. | All rights reserved $23.4 $33.6 $52.2 $79.0 $131.7 $192.3 $224.1 $313.5 $389.9 $401.6 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.85% 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 Pre-Provision Net Revenue PPNR / Average Assets $67.3 $87.0 $120.7 $172.7 $278.6 $423.7 $482.5 $645.5 $770.2 $798.5 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.4% 48.3% 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 Total Revenue Efficiency Ratio Pre-Provision Net Revenue(1)Revenue and Efficiency Ratio(1) CORE EARNINGS AND EFFICIENCY Note: All dollars in millions 1. Excludes merger-related expenses. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Assumes annualized total revenue and pre-provision net revenue Strong capital generation from pre-provision net revenue and operating efficiencies • Compound annual growth rate for total revenue of 32% and pre-provision net revenue of 37%(1)(2) • Efficiency ratio improved from 64.7% to 48.3%(1), highlighting the benefits of scale through acquisitions (2) (2)

9© 2022 Pacific Premier Bancorp, Inc. | All rights reserved PEER COMPARISON PPNR ROAA(2)(3) Pacific Premier has consistently outperformed regional bank peers(1) Net Interest Margin Efficiency Ratio(3) Nonperforming Assets to Total Assets 1. Peer group consists of KBW Regional Banking Index constituents (KRX) 2. Pre-provision net revenue exclusive of merger-related expenses 3. Please refer to the non-U.S. GAAP information in the appendix 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.51% 3.41% 3.49% 3.61% 3.38% 3.35% 3.49% 3.64% 3.47% 3.03% 2.90% 2.87% 3.06% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 PPBI KRX Median 0.18% 0.04% 0.04% 0.04% 0.08% 0.15% 0.15% 0.26% 0.20% 0.28% 0.72% 0.72% 0.57% 0.44% 0.45% 0.47% 0.22% 0.27% 0.22% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 PPBI KRX Median 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.4% 50.7% 49.0% 48.3% 58.2% 59.2% 56.2% 56.2% 55.6% 56.5% 56.8% 57.5% 54.4% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 PPBI KRX Median 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.72% 1.77% 1.85% 1.57% 1.47% 1.61% 1.78% 1.67% 1.43% 1.56% 1.55% 1.52% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 PPBI KRX Median

10© 2022 Pacific Premier Bancorp, Inc. | All rights reserved STRENGTHENED CAPITAL POSITION Consolidated PPBI Capital Ratios • Strong internal capital generation, declared $0.33 per share dividend in 3Q22 • Capital levels exceed well-capitalized regulatory requirements and continue to support strategic and organic growth objectives 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Regulatory standards for “well-capitalized” threshold calculated under Basel III capital rules Consolidated PPBI Pacific Premier Bank Leverage Ratio 10.12% 9.90% 5.00% Common Equity Tier 1 Ratio (CET1) 12.36% 11.91% 7.00% Tier 1 Ratio 12.36% 11.91% 8.50% Total Capital Ratio 14.83% 14.41% 10.50% Tangible Common Equity Ratio(1) 8.59% 8.52% N/A Leverage Ratio 11.64% 11.41% 5.00% Common Equity Tier 1 Ratio (CET1) 14.23% 13.72% 7.00% Tier 1 Ratio 14.23% 13.72% 8.50% Total Capital Ratio 15.05% 14.54% 10.50% Q3 2022 Q2 2022 Threshold 5.00% 7.00% 8.50% 10.50% 9.90% 11.91% 11.91% 14.41% 10.12% 12.36% 12.36% 14.83% Tier 1 Leverage Ratio CET1 Ratio Tier 1 Ratio TRBC Ratio Well-Capitalized Req. 2Q22 3Q22 (2)

Strategy and Technology Overview

12© 2022 Pacific Premier Bancorp, Inc. | All rights reserved DISCIPLINED ACQUIRER Note: All dollars in millions Acquisition Timeline PPBI Total Shareholder Return of 286% significantly exceeds KRX Return of 169%(1) Since 2013 January 2015 Independence Bank ($422MM assets) January 2014 Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2016 Security California Bancorp ($715MM assets) April 2017 and November 2017 Heritage Oaks Bancorp ($2.0B assets) and Plaza Bancorp ($1.3B assets) July 2018 Grandpoint Capital, Inc. ($3.2B assets) March 2013 and June 2013 First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) April 2012 Palm Desert National Bank ($103MM assets) in FDIC-assisted deal February 2011 Canyon National Bank ($192MM assets) in FDIC- assisted deal PPBI acquisitions have strengthened and enhanced franchise and shareholder value • Acquisitions are fully integrated into Pacific Premier with a “one bank, one culture” approach • Total Assets have grown 33% compounded annually since 2013 June 2020 Opus Bank ($8.3B assets) 1. Market data for the period December 31, 2012 through October 19, 2022 $1,714 $2,038 $2,790 $4,036 $8,025 $11,487 $11,776 $19,737 $21,094 $21,619 $- $5,000 $10,000 $15,000 $20,000 $25,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 Non-Acquired Assets Acquired Assets

13© 2022 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER 360™ Total client transparency throughout the organization using proprietary Salesforce™ enabled platform ™ Client and Data Management Highly customized solution designed to enhance the client experience, maximize banking relationships, optimize business development and accelerate new client acquisition Workflow Management Automated workflows centered around the client, allowing Pacific Premier to be highly efficient and maximize resource capacity Call Center Management Using the combination of top tier call center technology and Premier 360, provides employees the right tools to deliver best-in-class services Digital Marketing Management Marketing automation that sends email communications to prospective and existing clients on behalf of the Bank ™

PPBI Balance Sheet Highlights

15© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Commercial and Business 37% Multifamily 41% Commercial Real Estate 21% Consumer 1% $2,752 $2,928 $3,027 $3,078 $3,031 35.8% 37.9% 40.9% 42.1% 39.9% 3Q21 4Q21 1Q22 2Q22 3Q22 C&L LOC Commitments LOC Utilization Rate 1. As of September 30, 2022 excludes the basis adjustment associated with the application of hedge accounting on certain loans 2. Commercial and business loans, distribution by North American Industry Classification (NAICS) 3. Reflects spot utilization rate at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021 Loans Outstanding by Type(1) Commercial & Business Loans by Industry(2) HIGH QUALITY LOAN PORTFOLIO $15.0 Billion Business centric loan portfolio • Third quarter new loan commitments of $789 million as weighted average rate on new commitments increased 144 bps to 5.55% from 4.11% in 2Q22 • High quality loan portfolio reflects deep and long-tenured client relationships • Commercial loans with diverse set of industries across Western U.S. • 3Q22 C&I line of credit average and spot utilization rates decreased slightly to 40.4%, and 39.9%, respectively C&I Loan Utilization Rates and Commitments(3) Arts, Entertainment, and Recreation, 2% Accommodation and Food Services, 18% Construction, 10% Manufacturing, 10% Health Care and Social Assistance, 7%Other Services (except Public Administration), 8% Finance and Insurance, 7% Wholesale Trade, 5% Retail Trade, 1% Public Administration, 3% Professional, Scientific, and Technical Services, 4% Real Estate and Rental and Leasing, 6% All Other, 18%

16© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Note: All dollars in thousands, unless noted otherwise Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower 1. As of September 30, 2022 and excludes the impact of fees, discounts and premiums 2. SBA loans that are collateralized by hotel real property 3. SBA loans that are collateralized by real property other than hotel real property 4. Dollars in millions, Payoff & Prepayment rate includes prepayments, maturities and normal amortization. New Fundings include changes in utilization from draws on lines of credit. 5. As of September 30, 2022, and includes $1.2 billion of variable swaps on fixed rate loans DIVERSIFIED LOAN PORTFOLIO Loans Outstanding by Type and Weighted Average Rate(1) September 30, 2022 Loan Repricing Structure(5) Loan Fundings and Prepay / Payoff Trends(4) - Variable 22% Hybrid Adjustable 47% Fixed 23% Fixed with Variable Swap 8% $1,221 $1,215 $1,147 $1,289 $528 $779 $920 $771 $967 $536 3.56% 3.63% 3.58% 4.01% 5.27% 3Q21 4Q21 1Q22 2Q22 3Q22 New Fundings Payoff / Prepay New Fundings Rate Balance Investor real estate secured CRE non-owner occupied 2,771,272$ 18.6% 4.37% Multifamily 6,199,581 41.6 3.78% Construction and land 373,194 2.5 7.03% SBA secured by real estate(2) 42,998 0.3 6.35% Total investor real estate secured 9,387,045 63.0 4.10% Business real estate secured CRE owner-occupied 2,477,530 16.6 4.14% Franchise real estate secured 383,468 2.6 4.69% SBA secured by real estate(3) 64,002 0.4 6.30% Total business real estate secured 2,925,000 19.6 4.26% Commercial loans Commercial and industrial 2,164,623 14.5 5.38% Franchise non-real estate secured 409,773 2.8 4.82% SBA non-real estate secured 11,557 0.1 6.68% Total commercial 2,585,953 17.4 5.30% Retail Loans Single family residential 75,176 0.5 4.96% Consumer 3,761 0.0 6.22% Total retail loans 78,937 0.5 5.00% Total loans held for investment 14,976,935$ 100.5% 4.34% Basis adjustment associated with fair value hedge (68,124) (0.5) Total loans held for investment 14,908,811$ 100.0% % of Total Weighted Average Rate(1) As of September 30, 2022

17© 2022 Pacific Premier Bancorp, Inc. | All rights reserved LIQUID SECURITIES PORTFOLIO Investment Securities as of September 30, 2022 Historical Balances (in thousands) and Yields Highly-rated securities portfolio • Investment securities totaled $4.0 billion, or 18.7% of total assets as of September 30, 2022 • Reinvested cash flows into high-quality, highly liquid securities, incremental quarterly AOCI impact due to higher interest rate environment • Q3 2022 average yield of 2.06%, spot yield of 2.12% • AFS portfolio effective duration of 3.2 years $4.0 Billion 3Q22 Securities Mix 3Q22 AFS Duration HTM 34% AFS 66% <1 Year 32% 1-3 Years 18% 3-5 Years 24% >5 Years 26% Muni Bonds 28% MBS 26% CMO 20% Treasurys 1% Agency 11% Corp & Bank Notes 14% $4,999 $4,773 $4,335 $4,189 $4,166 $4,808 $4,833 $4,546 $4,255 $4,277 1.57% 1.62% 1.57% 1.65% 2.06% 3Q21 4Q21 1Q22 2Q22 3Q22 Period-end Balance Average Balance Average Yield

18© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Total Deposits of $17.7 billion as of September 30, 2022 Relationship-based core deposits • Low cost deposit mix reflects our relationship- based business model • Core deposit costs increased 7 bps YoY to 0.11% • 3Q22 total deposit costs increased to 0.22% reflecting addition of $400 million of brokered deposits in September • Commercial escrow and exchange deposits decreased $532 million linked-quarter from $1.6 billion to $1.0 billion at September 30, 2022 HIGH QUALITY DEPOSIT FRANCHISE 1. As of September 30, 2022 2. Quarterly average cost 3. Please refer to the non-U.S. GAAP information in the appendix Historical Cost of Total Deposits Relative to Target Fed Funds Deposit Mix • 18% cumulative deposit beta as cost of total deposits last tightening cycle 3Q15-3Q19 • 6% cumulative deposit beta as cost of total deposits increased 18 bps 4Q21-3Q22 0.32 0.28 0.28 0.51 0.66 0.25 0.07 0.04 0.06 0.22 0.00 0.50 1.00 1.50 2.00 2.50 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 1Q22 2Q22 3Q22 Target Federal Funds Rate Cost of Total Deposits 6% Consumer Deposits 27% Business Deposits 73% Balance(1) % of Total Avg. Cost of Deposits(2) Spot Cost of Deposits (dollars in thousands) Noninterest-bearing demand 6,775,465$ 38% 0.00% 0.00% Interest-bearing demand 3,605,498 20% 0.17% 0.30% Money market 5,061,027 29% 0.23% 0.41% Savings 432,931 2% 0.03% 0.03% Total core deposits 15,874,921 89% 0.11% 0.20% Retail certificates of deposit 872,421 5% 0.67% 0.96% Brokered money market 30 0% 0.00% 0.05% Wholesale/brokered certificates of deposit 999,002 6% 2.13% 2.52% Total non-core deposits 1,871,453 11% 1.35% 1.81% Total deposits 17,746,374$ 100% 0.22% 0.37%

19© 2022 Pacific Premier Bancorp, Inc. | All rights reserved 4.56% 4.46% 4.25% 4.42% 4.61% 4.29% 4.25% 4.14% 4.21% 4.40% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Reported Loan Yield Core Loan Yield NET INTEREST MARGIN 1. Please refer to non-U.S. GAAP reconciliation in appendix. Core net interest margin and core loan yield exclude accretion, gain (loss) on interest rate contract in fair value hedging relationships from net interest income, and other one-time adjustments. Cost of core deposits excludes interest expense for certificates of deposit and brokered deposits. Reported and Core Net Interest Margin 3Q NIM expansion due to higher yields and swap income, partially offset by higher cost of funds and lower accretion income and lower prepayment fees Loan Yields Cost of Funds and Cost of Deposits Factors Affecting Net Interest Margin Increase Decrease (1) (1) 3.51% 3.53% 3.41% 3.49% 3.61% 3.31% 3.38% 3.33% 3.33% 3.44% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Reported Net Interest Margin Core Net Interest Margin 0.06% 0.04% 0.04% 0.06% 0.22%0.16% 0.14% 0.15% 0.22% 0.38% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Cost of Deposits Cost of Funds

20© 2022 Pacific Premier Bancorp, Inc. | All rights reserved IRR AND LIQUIDITY MANAGEMENT • Disciplined approach to risk management has resulted in strong and consistent performance throughout varying economic and interest rate environments Asset sensitivity has increased in recent quarters in anticipation of higher interest rate environment 1. Assumes immediate shift in interest rates with static balance sheet in each scenario Proactive balance sheet management mitigates interest rate risk with a focus on long-term value creation IRR Scenario Shocks for Changes in Net Interest Income (%)(1) Strategically remixed the securities portfolio and implemented loan pricing increases with $739 million in cash as of September 30, 2022 $1.2 billion of SOFR-based fixed-to-floating swaps support interest rate risk management Transferred $1.2 billion of AFS securities to HTM in 2022 to lessen impact of interest rate volatility on AOCI Secured $600 million in term funding with FHLB and added $1.0 billion in brokered deposits YTD Proactive Balance Sheet Management 0.1 2.5 1.6 0.5 4.7 3.1 3Q21 2Q22 3Q22 Up 100 Up 200

Asset Quality & Credit Risk Management

22© 2022 Pacific Premier Bancorp, Inc. | All rights reserved (dollars in thousands) Balance % of Total Loans Held for Investment ACL for LHFI 195,549$ 1.31% Plus: Fair Value Mark on Acquired Loans(3) 58,985 0.39% Total Allowance + Fair Value Mark(3) 254,534$ 1.70% Loans HFI 14,908,811 LOAN PORTFOLIO & CECL ACL for LHFI + Fair Value MarkAllowance for Credit Losses by Loan Type 1. SBA loans that are collateralized by hotel real property 2. SBA loans that are collateralized by real property other than hotel real property 3. Adds back the FV discount to the loans held for investment Increase Decrease Combined Loss Absorption Capacity CECL model update • Management adjustments applied to increasing downside risks and economic uncertainty ACL for LHFI Change Attributions ($ in millions) - (dollars in thousands) ACL Balance % of Loans HFI Investor loans secured by real estate CRE non-owner occupied 37,104$ 1.34% Multifamily 56,086 0.90% Construction and land 6,440 1.73% SBA secured by real estate(1) 2,955 6.87% Business loans secured by real estate CRE owner-occupied 31,826 1.28% Franchise real estate secured 6,710 1.75% SBA secured by real estate(2) 4,785 7.48% Commercial loans Commercial and industrial 35,498 1.64% Franchise non-real estate secured 13,194 3.22% SBA non-real estate secured 440 3.81% Retail loans Single family residential 296 0.39% Consumer loans 215 5.72% ACL for Loans HFI 195,549$ 1.31% 9/30/2022

23© 2022 Pacific Premier Bancorp, Inc. | All rights reserved ASSET QUALITY TRENDS Nonperforming Assets (% of Total Assets) Past Due Loans (% of LHFI) Classified Loans (% of Total Loans) Net Charge-offs (Recoveries) (% of Average Loans) Asset quality remains strong reflecting disciplined credit risk management Note: Dollars in millions $35.1 $31.3 $55.3 $44.4 $60.50.17% 0.15% 0.26% 0.20% 0.28% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Nonperforming Assets NPAs / Assets $124.5 $121.8 $122.5 $106.2 $110.1 0.89% 0.85% 0.83% 0.71% 0.74% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Classified Loans Classified Loans / Loans HFI $1.8 -$1.0 $0.4 $5.2 $1.1 0.01% -0.01% 0.00% 0.04% 0.01% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net Charge-offs (Recoveries) NCOs / Avg Loans $20.2 $19.5 $43.7 $36.3 $41.30.14% 0.14% 0.30% 0.24% 0.28% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Past Due Loans PD Loans / Loans HFI

24© 2022 Pacific Premier Bancorp, Inc. | All rights reserved 0.28% 4.21% Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 PPBI Peer Median PDNB Failed- Bank Acquisition 4/27/12 CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers throughout varying cycles Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $66 billion as of June 30, 2022

25© 2022 Pacific Premier Bancorp, Inc. | All rights reserved 627% 310% 376% 275% 356% 285% 385% 364% 364% 358% 0% 100% 200% 300% 400% 500% 600% 700% 800% Construction CRE NOO Multifamily Note: Prior to 2020, CRE Concentration Ratio defined as (Non-owner Occupied CRE + Construction + Multifamily) / Total Risk-based Capital 1. CRE Concentration Ratio in 2020 and after defined as (Non-owner Occupied CRE + Construction + Multifamily) / (Tier 1 Capital + ACL attributable to loans) CRE Concentration Ratio(1) Decreased Managed Growth Grandpoint Acquisition Experience in managing CRE concentrations through multiple cycles • CRE concentrations are well-managed across the organization and stress-tested semiannually • 66% of loans included in CRE concentration at September 30, 2022 are multifamily loans with historically strong asset quality Opus Acquisition CRE TO CAPITAL CONCENTRATION RATIO

Selected Loan Metrics Third Quarter 2022

27© 2022 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: MULTIFAMILY Portfolio Characteristics – Multifamily Loan Balance Outstanding $6.2 billion Number of Loans 2,568 Average Loan Size $2.4 million Loan-to-Value (Weighted Average) 59% DSCR (Weighted Average)(1) 1.65x Seasoning (Weighted Average) 29 months Geographic Distribution • Loans to seasoned owners of multifamily properties with significant operating experience • Core competency for PPBI, an asset class which performed well during the Great Recession • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, not projections or positive market rent trends • Loans are typically guaranteed by principals or entities with significant net worth and liquidity • Limited non-recourse lending reflects seasoned stabilized properties with modest leverage and strong operating results • 67% of multifamily loans are secured by real estate in California Portfolio Fundamentals (1) DSCR is computed using the most recent NOI provided and annualized payment amount

28© 2022 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: CRE NON-OWNER-OCCUPIED (“NOO”) By Property Type By Geography(1) • Core competency for PPBI, an asset class which performed well during the Great Recession of 2008 • Seasoned owners and managers of income properties • Secured by stabilized properties with recurring cash flows • Strong underwriting standards with minimum DSCR of 1.25x and maximum loan-to-value of 75%, majority with personal guarantees • Global cash flow and global DSCR underwritten for the majority of exposure • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, not projections or pro formas • 80% of loans are to borrowers who maintain a deposit relationship Portfolio Characteristics – CRE Non-owner-occupied Loan Balance Outstanding(2) $2.8 billion Number of Loans 1,390 Average Loan Size $2.0 million Loan-to-Value (Weighted Average) 51% DSCR (Weighted Average)(3) 1.91x Seasoning (Weighted Average) 47 months (1) Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (2) Excludes SBA loans (3) DSCR is computed using the most recent NOI provided and annualized payment amount

29© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Retail: By Geography(1) Office: By Geography(1) • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, while considering lease expirations, rollover risk and capital costs Retail • PPBI lends on seasoned Class B and C neighborhood centers in well- established higher density markets • No exposure to malls and minimal exposure to big-box retailers Office • PPBI lends on seasoned Class B and C properties located near employment centers, with emphasis on metro markets and supporting suburbs • Properties are generally low-rise and garden-style, with minimal exposure to Class A high-rise projects Portfolio Characteristics – Retail and Office CRE NOO (1) Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (2) Excludes SBA loans (3) DSCR is computed using the most recent NOI provided and annualized payment amount Retail Office Loan Balance Outstanding(2) $868.5 million $742.1 million Number of Loans 385 274 Average Loan Size $2.3 million $2.7 million Loan-to-Value (Weighted Average) 49% 54% DSCR (Weighted Average)(3) 1.80x 1.74x Seasoning (Weighted Average) 44 months 42 months INVESTOR REAL ESTATE SECURED: CRE NOO RETAIL AND OFFICE

30© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Portfolio Characteristics – Hotel / Motel Loan Balance Outstanding, Total $381.3 million CRE, non-SBA SBA Loan Balance Outstanding $338.3 million $43.0 million Number of Loans 92 71 Average Loan Size $3.7 million $606,000 Loan-to-Value (Weighted Average) 52% 69% DSCR (Weighted Average)(2) 1.97x 1.26x Seasoning (Weighted Average) 59 months 52 months By Geography(1) SBA vs. non-SBA • No exposure to large conference center hotels, large resorts or casinos • Mix of flagged properties and boutique hotels without significant exposure to central business districts • Loans to seasoned hotel operators, generally with significant resources • Underwriting consistent with management’s conservative approach • SBA represents the retained, unguaranteed portion of approximately 25% of the total outstanding balance Portfolio Fundamentals Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower (1) Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. INVESTOR REAL ESTATE SECURED: CRE NOO / SBA HOTEL / MOTEL (2) DSCR is computed using the most recent NOI provided and annualized payment amount

31© 2022 Pacific Premier Bancorp, Inc. | All rights reserved BUSINESS REAL ESTATE SECURED: CRE OWNER-OCCUPIED By Industry(1) By Geography(2) • Business loans secured by owner occupied-commercial real estate • Properties located in job centers, with emphasis on metro markets and supporting suburbs, primarily in California and Western states • Relationship borrowers who are core banking clients of PPBI • Repayment based on operating cash flows of the business • Disciplined underwriting based on actual results, not projections • Diversified by industry and geography Portfolio Characteristics – CRE Owner-occupied Loan Balance Outstanding(3) $2.5 billion Number of Loans 1,581 Average Loan Size $1.6 million Loan-to-Value (Weighted Average) 53% Seasoning (Weighted Average) 38 months (1) Distribution by North American Industry Classification System (NAICS) (2) Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (3) Excludes SBA and Franchise loans

32© 2022 Pacific Premier Bancorp, Inc. | All rights reserved COMMERCIAL AND INDUSTRIAL By Industry(1) • Lending focused on small and middle market businesses • Diversified by industry and geography • 86% of borrowers have a deposit relationship • Repayment based on operating cash flows of the business • Disciplined underwriting based on actual results, not projections • Limited exposure to syndicated or leveraged loans Portfolio Characteristics – Commercial and Industrial Loan Balance Outstanding(3) $2.2 billion Number of Loans 5,337 Average Loan Size $406,000 Number of Relationships 3,773 Average Relationship Size(4) $1.1 million Portfolio Fundamentals (1) Distribution by North American Industry Classification System (NAICS) (2) Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. By Geography(2) (3) Excludes SBA and Franchise loans (4) Based on commitment

33© 2022 Pacific Premier Bancorp, Inc. | All rights reserved FRANCHISE LOANS Portfolio Fundamentals • 93% of Franchise portfolio are Quick Service Restaurant (“QSR”) brands with national scale and the resources to innovate and command market share • Well diversified by brand, guarantors, geography and collateral type (CRE and C&I) • 100% of the QSR franchise concepts in our portfolio profile have drive-thru, takeout and/or delivery capabilities, with this component expected to remain higher than pre- pandemic levels and thus bring added strength to our portfolio • Borrowers have over 22 years of operating experience on average, and each borrower operates over 20 store locations on average • Principals provide personal guarantees and all related loans are cross-collateralized and cross-defaulted • Highly disciplined approach, maintain well-defined market niche (1) Other category includes 17 different concepts, none of which is more than 3% (2) Based on state of primary real property collateral if available, otherwise borrower address. Other category includes 30 different states, none of which is more than 3%. By Franchise Concepts(1) By Geography(2) Portfolio Characteristics – Franchise Loans Loan Balance Outstanding $793 million % of Loans Secured by Real Estate Collateral 48% Number of Relationships 174 Average Relationship Size(3) $4.6 million Average Length of Relationship 53 months Number of Loans 684 Average Loan Size $1.2 million FCCR(4) (Weighted Average) 1.77x Franchise portfolio consists of loans to QSRs, a well-defined segment with a history of resiliency in a recessionary environment (3) Based on commitment (4) Fixed Charge Coverage Ratio includes certain fixed expenses in the denominator and is a more conservative measure than DSCR

PPBI Culture and ESG

35© 2022 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER BANK Our culture is defined by our Success Attributes • Over-communicate – be transparent • Provide timely and complete information • Collaborate to make better decisions • Electronic communication is a useful tool – verbal communication is better • Results matter • Accomplish more together • Be open to achieving results in new ways • A humble, winning attitude is contagious • Improvement is incremental. Small changes over time have a significant impact • Mistakes happen. Learn from them and don’t repeat them • Be responsible for your personal and professional development • Inspect what you expect • Do the right thing, every time. • Put the organization first, not your self interest • Take responsibility for your actions • Complete truth to all stakeholders • Operate with a sense of urgency. • Be thoughtful and detail oriented • Make timely decisions • Act today • Respond to email, phone calls the same day - 100% of the time

36© 2022 Pacific Premier Bancorp, Inc. | All rights reserved We are focused on transparency and continuous improvement in ESG Environmental ISS QualityScore: 4 Social ISS QualityScore: 3 Governance ISS QualityScore: 1 • Published inaugural Corporate Social Responsibility Report including SASB and TCFD metrics • Completed Materiality Assessment to identify most relevant ESG issues • Awarded an Outstanding rating in our last two consecutive Community Reinvestment Act (CRA) exams • Continued Premier Inclusion program and strategy to promote initiatives related to diversity, equity and inclusion • Partnered with Gallup Q12 to facilitate Premier Perspective, an employment engagement survey Alignment to the United Nations Sustainable Development Goals (“SDGs”) Our corporate responsibility efforts across community development and corporate giving align most closely with 8 SDGs Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact Our commitment to our communities, customers and employees is at the core of our ESG strategy(2) Community Support 7,418 Volunteer Hours 480+ Community Partnerships Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization 80% of charitable giving benefited minority communities $50M Commitment to Equitable Impact Initiative • Disclosed Scope 1 and Scope 2 greenhouse gas emissions. Evaluated relevancy of Scope 3 factors. • Established Climate-related Credit Risk Working Group to oversee the Bank’s approach to managing climate related risks including physical climate risk considerations • Launched “Premier Green Impact” program focused on engaging employees and promoting sustainability practices within the company 1. Management = any individual with direct reports 2. Community Partnerships and Support and Social Justice Initiatives data is for the 12-month period ended December 31, 2021 Social Justice Initiatives COMMITMENT TO ESG • The Board’s Nominating and Governance Committee, responsible for overseeing ESG program • 50% of Board committees chaired by women • Rose McKinney-James was appointed to the Board March 28, 2022, bringing expertise in ESG, risk management, government and regulatory affairs • Stephanie Hsieh was appointed to the Board on July 29, 2022, bringing legal, regulatory, enterprise risk management, and corporate strategy expertise 3 2 Employee HighlightsEmployee Highlights Commitment to Continuous Improvement

37© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Six Independent Directors Independent Director Tenure Added Since 2019 As of 12/31/21 2022 Rose McKinney-James Managing Principal, Energy Works LLC and McKinney-James & Associates Stephanie Hsieh Executive Director, Biocom California and Director, Founder, and former CEO, Meditope Biosciences, Inc. 2021 George Pereira Prior COO and CFO, Charles Schwab Investment Management Inc. 2020 Richard Thomas Prior EVP / CFO, CVB Financial Corp. 2019 Barbara Polsky Senior Advisor, Jiko Group, Inc. and prior Partner Manatt, Phelps & Phillips, LLP 10+ Years 20% 0-4 Years 50% 5-9 Years 30% Commitment to regular refreshment to evolve our Board in line with our strategy Process Overview • Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors • The Board believes in and practices diversity and inclusion - 40% of directors demonstrate gender or ethnic diversity at 12/31/2021 Key Selection Criteria  Integrity and independence  Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience  Substantial accomplishments, and prior or current association with institutions noted for their excellence  Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment  Banking/Financial Services Expertise  Public Company oversight experience  Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices and regulatory compliance  Special skills, expertise or background that add to and complement the range of skills including cybersecurity, data security, technology and ESG oversight  Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make  Availability and energy necessary to perform his or her duties as a director Our Process in Action Average Tenure 5.6 Years BOARD REFRESHMENT & EVALUATION PROCESS 2019 Jaynie Studenmund Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings

38© 2022 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  We have maintained a strong credit culture in both good times and bad  Emphasis on risk management is a key strength of our organization  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011  Financial results remain solid – strong capital ratios and core earnings  Our culture differentiates us and drives fundamentals for all stakeholders  Shareholder value is our key focus – building long-term value for our owners  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation

Appendix: Information - Non-GAAP Reconciliation

40© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands, except per share data Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below. Sept. 30, Dec. 31, March 31, June 30, Sept. 30, 2013 2014 2015 2016 2017 2018 2019 2020 2021 2021 2022 2022 2022 Total stockholders' equity 175,226$ 199,592$ 298,980$ 459,740$ 1,241,996$ 1,969,697$ 2,012,594$ 2,746,649$ 2,838,116$ 2,886,311$ 2,783,018$ 2,755,219$ 2,735,396$ Less: Intangible assets 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 974,763 970,883 967,290 963,812 960,340 Tangible common equity 151,170$ 171,028$ 240,978$ 347,799$ 705,653$ 1,060,415$ 1,120,960$ 1,762,573$ 1,863,353$ 1,915,428$ 1,815,728$ 1,791,407$ 1,775,056$ Total assets 1,714,187$ 2,037,731$ 2,789,599$ 4,036,311$ 8,024,501$ 11,487,387$ 11,776,012$ 19,736,544$ 21,005,211$ 21,094,429$ 21,622,296$ 21,993,919$ 21,619,201$ Less: Intangible assets 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 974,763 970,883 967,290 963,812 960,340 Tangible assets 1,690,131$ 2,009,167$ 2,731,597$ 3,924,370$ 7,488,158$ 10,578,105$ 10,884,378$ 18,752,468$ 20,030,448$ 20,123,546$ 20,655,006$ 21,030,107$ 20,658,861$ Tangible common equity ratio 8.94% 8.51% 8.82% 8.86% 9.42% 10.02% 10.30% 9.40% 9.30% 9.52% 8.79% 8.52% 8.59% Basic shares outstanding 16,656,279 16,903,884 21,570,746 27,798,283 46,245,050 62,480,755 59,506,057 94,483,136 94,354,211 94,389,543 94,945,849 94,976,605 95,016,767 Book value per share 10.52$ 11.81$ 13.86$ 16.54$ 26.86$ 31.52$ 33.82$ 29.07$ 30.08$ 30.58$ 29.31$ 29.01$ 28.79$ Less: Intangible book value per share 1.44 1.69 2.69 4.03 11.60 14.55 14.98 10.42 10.33 10.29 10.19 10.15 10.11 Tangible book value per share 9.08$ 10.12$ 11.17$ 12.51$ 15.26$ 16.97$ 18.84$ 18.65$ 19.75$ 20.29$ 19.12$ 18.86$ 18.68$ As of December 31, As of

41© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. 9/30/2022 6/30/2022 9/30/2021 Net Income 73,363$ 69,803$ 90,088$ Plus: amortization of intangible assets expense 3,472 3,479 3,912 Less: amortization of intangible assets expense tax adjustment 991 993 1,119 Net income for average tangible common equity 75,844$ 72,289$ 92,881$ Average stockholders' equity 2,775,124$ 2,764,893$ 2,844,800$ Less: average intangible assets 61,101 64,583 75,795 Less: average goodwill 901,312 901,312 901,312 Average tangible common equity 1,812,711$ 1,798,998$ 1,867,693$ Return on average equity(1) 10.57% 10.10% 12.67% Return on average tangible common equity(1) 16.74% 16.07% 19.89% Three Months Ended

42© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Losses from 2013-2016 related to Other Than Temporary Impairment For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, amortization of intangible assets expense, and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of securities, other income – security recoveries, and gain/(loss) on sale of other real estate owned. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Total noninterest expense 50,815$ 54,938$ 73,332$ 98,063$ 167,958$ 249,905$ 259,065$ 381,119$ 380,277$ 96,040$ 97,252$ 97,648$ 98,974$ 100,866$ Less: amortization of intangible assets expense 764 1,014 1,350 2,039 6,144 13,594 17,245 17,072 15,936 3,912 3,880 3,592 3,479 3,472 Less: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 - - - - - Less: Other real estate owned operations, net 618 75 121 385 72 4 160 1 - - - - - - Noninterest expense, adjusted 42,507$ 52,359$ 67,062$ 91,251$ 140,740$ 217,853$ 241,004$ 314,917$ 364,336$ 92,128$ 93,372$ 94,056$ 95,495$ 97,394$ Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 662,374$ 169,069$ 170,719$ 161,839$ 172,765$ 181,112$ Plus: Total noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 107,850 30,100 27,281 25,894 22,193 20,164 Less: Net gain (loss) from investment securities 1,544 1,547 290 1,797 2,737 1,399 8,571 13,882 16,906 4,190 3,585 2,134 (31) (393) Less: Other income - security recoveries(1) (4) (29) - (205) 1 4 2 2 10 1 1 - - - Less: Net gain (loss) from other real estate owned - - - 18 46 281 52 (112) - - - - - - Less: Net gain (loss) from debt extinguishment - - - - - - (612) - (180) 970 - - - - Revenue, adjusted 65,715$ 85,494$ 120,397$ 171,067$ 275,832$ 422,054$ 474,524$ 631,764$ 753,488$ 194,008$ 194,414$ 185,599$ 194,989$ 201,669$ Efficiency Ratio 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.4% 47.5% 48.0% 50.7% 49.0% 48.3%

43© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger-related expenses from net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Interest income 63,800$ 81,339$ 118,356$ 166,605$ 270,005$ 448,423$ 526,107$ 630,726$ 696,739$ 176,047$ 177,006$ 168,546$ 183,226$ 199,025$ Interest expense 5,356 7,704 12,057 13,530 22,503 55,712 78,806 56,515 34,365 6,978 6,287 6,707 10,461 17,913 Net interest income 58,444 73,635 106,299 153,075 247,502 392,711 447,301 574,211 662,374 169,069 170,719 161,839 172,765 181,112 Noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 107,850 30,100 27,281 25,894 22,193 20,164 Revenue 67,255 87,012 120,687 172,677 278,616 423,738 482,537 645,536 770,224 199,169 198,000 187,733 194,958 201,276 Noninterest expense 50,815 54,938 73,332 98,063 167,958 249,905 259,065 381,119 380,277 96,040 97,252 97,648 98,974 100,866 Add: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 - - - - - Pre-provision net revenue 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 389,952$ 103,129$ 100,748$ 90,085$ 95,984$ 100,410$ Pre-provision net revenue(1) 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 389,952$ 412,516$ 402,992$ 360,340$ 383,936$ 401,640$ Average Assets 1,441,555$ 1,827,935$ 2,621,545$ 3,601,411$ 6,094,883$ 9,794,917$ 11,546,912$ 16,817,242$ 20,492,402$ 20,804,903$ 20,867,005$ 20,956,791$ 21,670,153$ 21,687,436$ PPNR / Average Assets 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 0.50% 0.48% 0.43% 0.44% 0.46% PPNR / Average Assets(1) 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.98% 1.93% 1.72% 1.77% 1.85%

44© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Core net interest income and core net interest margin are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core net interest income by excluding scheduled accretion income, accelerated accretion income, premium amortization on CD, nonrecurring nonaccrual interest paid, and gain (loss) on interest rate contract in fair value hedging relationships from net interest income. The core net interest margin is calculated as the ratio of core net interest income to average interest-earning assets. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Core loan interest income and core loan yields are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core loan interest income by excluding scheduled accretion income, accelerated accretion income, nonrecurring nonaccrual interest paid, and gain (loss) on interest rate contract in fair value hedging relationships from net interest income. The core loan yield is calculated as the ratio of core loan interest income to average loans. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Note: All dollars in thousands FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 160,934$ 169,069$ 170,719$ 161,839$ 172,765$ 181,112$ Less: Accretion income 3,241 1,927 4,387 9,178 12,901 16,082 20,609 33,180 9,487 9,446 7,867 5,940 7,544 4,646 Less: Premium amortization on CD 139 143 200 411 969 1,551 521 6,443 942 390 183 96 60 39 Less: Nonrecurring nonaccrual interest paid - - - - - 380 470 (95) (216) (74) 349 (356) 48 (848) Less: gain (loss) on fair value hedgeing relationships - - - - - - - - - - (819) (1,667) 128 4,240 Core net interest income 55,064$ 71,565$ 101,712$ 143,486$ 233,632$ 374,698$ 425,701$ 534,683$ 150,721$ 159,307$ 163,139$ 157,826$ 164,985$ 173,035$ Average interest-earning assets 1,399,806$ 1,750,871$ 2,503,009$ 3,414,847$ 5,583,774$ 8,836,075$ 10,319,552$ 15,373,474$ 18,783,803$ 19,131,172$ 19,173,458$ 19,240,232$ 19,876,806$ 19,929,636$ Net interest margin 4.18% 4.21% 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.44% 3.51% 3.53% 3.41% 3.49% 3.61% Core net interest margin 3.93% 4.09% 4.06% 4.20% 4.18% 4.24% 4.13% 3.48% 3.22% 3.30% 3.38% 3.33% 3.33% 3.44% FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Loan interest income 58,089$ 75,751$ 111,097$ 157,935$ 251,027$ 415,410$ 485,663$ 577,558$ 152,365$ 157,025$ 157,418$ 150,604$ 164,455$ 174,204$ Less: Loan accretion 3,241 1,927 4,387 9,178 12,901 16,082 20,609 33,180 9,487 9,446 7,867 5,940 7,544 4,646 Less: Nonrecurring nonaccrual interest paid - - - - - 380 470 (95) (216) (74) 349 (356) 48 (848) Less: gain (loss) on fair value hedgeing relationships - - - - - - - - - - (819) (1,667) 128 4,240 Core loan interest income 54,848$ 73,824$ 106,710$ 148,757$ 238,126$ 398,948$ 464,584$ 544,473$ 143,094$ 147,653$ 150,021$ 146,687$ 156,735$ 166,166$ Average loans 1,039,654$ 1,424,727$ 2,061,788$ 2,900,379$ 4,724,808$ 7,527,004$ 8,768,389$ 11,819,898$ 13,216,973$ 13,660,242$ 14,005,836$ 14,371,588$ 14,919,182$ 14,986,682$ Loan yield 5.59% 5.32% 5.39% 5.45% 5.31% 5.52% 5.54% 4.89% 4.62% 4.56% 4.46% 4.25% 4.42% 4.61% Core loan yield 5.28% 5.18% 5.18% 5.13% 5.04% 5.30% 5.30% 4.61% 4.34% 4.29% 4.25% 4.14% 4.21% 4.40%

45© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Cost of core deposits is a non-GAAP financial measure derived from GAAP based amounts. Cost of core deposits is calculated as the ratio of core deposit interest expense to average core deposits. We calculate core deposit interest expense by excluding interest expense for certificates of deposit and brokered deposits from total deposit expense, and we calculate average core deposits by excluding certificates of deposit and brokered deposits from total deposits. Management believes cost of core deposits is a useful measure to assess the Company's deposit base, including its potential volatility. Note: All dollars in thousands Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Total deposits interest expense 9,873$ 2,682$ 1,673$ 1,694$ 2,432$ Less: certificates of deposit interest expense 1,420 607 530 517 775 Less: brokered deposit interest expense 3,827 327 1 1 2 Core deposits expense 4,626$ 1,748$ 1,142$ 1,176$ 1,655$ Total average deposits 17,732,822$ 17,752,727$ 17,280,306$ 17,383,128$ 17,345,302$ Less: average certificates of deposit 835,645 922,784 1,047,451 1,084,326 1,196,187 Less: average brokered deposits 703,848 85,131 5,553 5,552 5,551 Average core deposits 16,193,329$ 16,744,812$ 16,227,302$ 16,293,250$ 16,143,564$ Cost of core deposits 0.11% 0.04% 0.03% 0.03% 0.04%